                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                 OCTOBER 4, 2006

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                                  333-132320-01
                   (COMMISSION FILE NUMBER OF ISSUING ENTITY)

                    HONDA AUTO RECEIVABLES 2006-1 OWNER TRUST
               (EXACT NAME OF REGISTRANT SPECIFIED IN ITS CHARTER)

                                   333-132320
                      (COMMISSION FILE NUMBER OF DEPOSITOR)

                        AMERICAN HONDA RECEIVABLES CORP.
              (EXACT NAME OF DEPOSITOR AS SPECIFIED IN ITS CHARTER)

                       AMERICAN HONDA FINANCE CORPORATION
               (EXACT NAME OF SPONSOR AS SPECIFIED IN ITS CHARTER)

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                         DELAWARE                        20-6860465
               (STATE OR OTHER JURISDICTION           (I.R.S EMPLOYER
                     OF INCORPORATION)              IDENTIFICATION NO.)

             AMERICAN HONDA RECEIVABLES CORP.
                   20800 MADRONA AVENUE
                       TORRANCE, CA                         90503
         (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)        (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (310) 972-2511

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

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ITEM 6.02. CHANGE OF SERVICER OR TRUSTEE.

          On October 1, 2006, the sale by JPMorgan Chase Bank, N.A. of select portions of the corporate trust business, including municipal and corporate and structured finance trusteeships, to The Bank of New York was closed. As a result of this sale, on October 4, 2006 The Bank of New York became the successor indenture trustee (the "Indenture Trustee") pursuant to the terms and conditions set forth in the Indenture dated as of March 1, 2006 (the "Indenture") between
Honda Auto Receivables 2006-1 Owner Trust, as issuer, and JPMorgan Chase Bank,
N.A., as indenture trustee.

          The Bank of New York is a New York banking corporation and will act as the Indenture Trustee under the Indenture and related transaction documents. The
Bank of New York has been, and currently is, acting as indenture trustee and trustee for numerous transactions and programs involving pools of automobile receivables. If no event of default or servicer default has occurred, the
Indenture Trustee is required to perform only those duties specifically required of it under the Indenture. In addition to making distributions to the noteholders, those duties generally are limited to the receipt of the various certificates, reports or other instruments required to be furnished to the
Indenture Trustee under the Indenture, in which case it will only be required to examine them to determine whether they conform to the requirements of the
Indenture under certain circumstances. The Indenture Trustee will also mail each year to all the noteholders, to the extent required by the Trust Indenture Act of 1939, a brief report relating to its eligibility and qualification to continue as Indenture Trustee under the Indenture and other information relating to the receivables. The Indenture Trustee shall not be charged with knowledge of a failure by the servicer to perform its duties under the transaction documents, which failure constitutes an event of default or servicer default, unless a responsible officer of the Indenture Trustee obtains actual knowledge of the failure as specified in the Indenture. The Indenture Trustee will be under no obligation to exercise any of the rights or powers vested in it by the Indenture or to make any investigation of matters arising under the Indenture or to institute, conduct or defend any litigation under the Indenture or in relation thereto at the request, order or direction of any of the noteholders, unless those noteholders have offered to the Indenture Trustee reasonable security or indemnity against the costs, expenses and liabilities that may be incurred by the Indenture Trustee in connection with the exercise of those rights. No noteholder will have any right under the Indenture to institute any proceeding with respect to the Indenture, other than with respect to the failure by the depositor or the servicer, as applicable, to remit payment, unless that noteholder previously has given to the Indenture Trustee written notice and certain other conditions set forth in the Indenture have been met.

          The Indenture Trustee may resign at any time, in which event the servicer will be obligated to appoint a successor thereto. The servicer may also remove the Indenture Trustee if it ceases to be eligible to continue as trustee under the Indenture, becomes legally unable to act or becomes insolvent. In those circumstances, the servicer will be obligated to appoint a successor
Indenture Trustee. Any resignation or removal of the Indenture Trustee and appointment of a successor thereto will not become effective until acceptance of the appointment by the successor.

          The Indenture Trustee will be entitled to indemnification by American
Honda Finance Corporation (as custodian of the receivable files or as administrator on behalf of the issuer) and the issuer for, and will be held harmless against, any loss, liability, fee, disbursement or expense (including expenses due to the Indenture Trustee's removal and/or replacement in accordance with the Indenture) incurred by the Indenture Trustee not resulting from its own willful misfeasance, bad faith or negligence (other than by reason of a breach of any of its representations or warranties set forth in the Trust Agreement).
Expenses incurred due to the succession of The Bank of New York as Indenture
Trustee on October 4, 2006 will be paid by the respective parties that incurred such expenses and will not be paid from the trust assets.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       HONDA AUTO RECEIVABLES 2006-1 OWNER TRUST
                                       BY: AMERICAN HONDA FINANCE CORPORATION,
                                       AS SERVICER

                                       By: /s/ Paul C. Honda
                                           -------------------------------------
                                           Paul C. Honda
Date: October 6, 2006                      Assistant Vice President

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